UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 4, 2010

(Date of earliest event reported)

TELKONET, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Utah

 (State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

10200 Innovation Drive, Suite 300, Milwaukee, WI 53226
(Address of Principal Executive Offices)

(240)-912-1800
(Registrant's Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On August 4, 2010, Telkonet, Inc. (the "Company") entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”)  in connection with a private placement (the “Private Placement”) of 267 shares of the Company’s Series B Convertible Redeemable Preferred Stock, par value $0.001 per share (“Series B”), and warrants (“Warrants”) to purchase an aggregate of 5,134,626 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Series B shares were sold at a price per share of $5,000 and the Warrants have an exercise price of $0.13, which is equal to the closing bid price of a share of common stock on August 4, 2010. The Company completed the Private Placement on August 6, 2010 and received gross proceeds of $1,335,000 from the sale of these Series B shares and Warrants.  The Company intends to use the net proceeds from the sale of the Series B shares and the Warrants for sales and marketing, inventory and general working capital needs and may use the proceeds in the short term to repay certain outstanding indebtedness, satisfy judgments against the Company, to pay expenses of the offering as well as other general corporate capital purposes.

Under the terms of the private placement transaction, each Series B share is convertible into approximately 38,461 shares of Common Stock at a conversion price of $0.13 per share, which is equal to the closing bid price of a share of common stock on August 4, 2010.  Except as specifically provided or as otherwise required by law, the Series B shares will vote together with the Company’s Common Stock and Series A shares on an as-if-converted basis and not as a separate class.  Each Series B share shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such shares of the Series B.

The Securities Purchase Agreement includes representations, warranties, and covenants customary for a transaction of this type.

The Series B shares and Warrants issued in the offering were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Rule 506 of Regulation D promulgated thereunder on the basis that the purchasers are "accredited investors" as such term is defined in Rule 501 of Regulation D.

Registration Rights Agreement

In connection with the Private Placement, on August 4, 2010, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the purchasers listed therein. The Registration Rights Agreement grants “piggyback” registration rights to the purchasers on all fully underwritten registered offerings of the Company.   The Registration Rights Agreement contains customary terms and conditions for a transaction of this type.

Board of Director Reimbursement Agreements

On August 4, 2010 the Company entered into a Board of Director Reimbursement Agreement with each of (i) Warren V. Musser, (ii) Thomas C. Lynch, (iii) Seth Blumenfeld, (iv) Thomas M. Hall and (v) Anthony J. Paoni pursuant to which each agreed to convert outstanding indebtedness of the Company owed to such individual for service as a member of the board of directors into shares of Common Stock of the Company at a conversion price equal to $0.36 per share.  Mr. Musser converted $286,000 of outstanding indebtedness into 794,444 shares of Common Stock.  Mr. Hall converted $147,000 of outstanding indebtedness into 408,333 shares of Common Stock. Mr. Lynch converted $180,000 of outstanding indebtedness into 500,000 shares of Common Stock.  Mr. Blumenfeld converted $164,000 of outstanding indebtedness into 455,556 shares of Common Stock.  Mr. Paoni converted $174,000 of outstanding indebtedness into 147,222 shares of Common Stock.

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The Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant to Purchase Common Stock and the form of Director Reimbursement Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively and incorporated herein by reference. The press release announcing the private placement transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description of the Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant to Purchase Common Stock and the form of Board of Director Reimbursement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant to Purchase Common Stock and the form of Board of Director Reimbursement Agreement attached hereto.

The description set forth in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.

The Shares were offered and sold in the Private Placement to accredited investors without registration under the Securities Act, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  Each investor represented that the investor qualified as an “accredited investor,” as defined under Rule 501(a) of Regulation D.  All Shares were issued as restricted securities and the certificates representing the shares were endorsed with legends confirming that the Shares had been issued without registration under the Securities Act and cannot be sold or otherwise transferred without registration under the Securities Act or an exemption from such registration requirements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by the Company in a Current Report on Form 8-K filed December 28, 2009, Richard J. Leimbach , the Company’s Chief Financial Officer, will be leaving the Company to pursue other opportunities.  In connection with Mr. Leimbach’s resignation from his position as Chief Financial Officer, the Company and Mr. Leimbach entered into a Transition Agreement and Release (the “Transition Agreement”) on August 4, 2010, which provides that, among other things, Mr. Leimbach provided his services to the Company as an employee until June 30, 2010 and that the period July 1 through August 6, 2010 is a transition period during which Mr. Leimbach assisted the Company with the transition of his duties.  Following August 6 and for the ensuing two month period, Mr. Leimbach will be paid a severance benefit and a health care reimbursement should he elect COBRA coverage.  Mr. Leimbach will also receive an award of 333,333 shares of the Company’s Common Stock.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 5, 2010, the Company filed with the Secretary of State of the State of Utah its Articles of Amendment (the “Articles of Amendment”). The Articles of Amendment amend the Company’s Amended and Restated Articles of Incorporation, as amended, to fix the preferences, rights and limitations of the Series B.  A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit
Number	Description

3.1	Articles of Amendment of the Amended and Restated Articles of Incorporation of Telkonet, Inc. filed with the Secretary of State of the State of Utah on August 5, 2010.

10.1	Securities Purchase Agreement, dated August 4, 2010, by and among Telkonet, Inc. and the parties listed therein.

10.2	Registration Rights Agreement, dated August 4, 2010, by and among Telkonet, Inc. and the parties listed therein.

10.3	Form of Warrant to Purchase Common Stock.

10.4	Form of Director Reimbursement Agreement.

10.5	Form of Transition Agreement and Release.

99.1	Press Release, dated August 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: August 9, 2010
By: /s/ Richard J. Leimbach
Richard J. Leimbach
Chief Financial Officer

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